SCHEDULE 14C INFORMATION
               INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[  ] Preliminary information statement
[  ] Confidential, for use of the Commission only (as permitted by Rule
     14c-5(d)(2))
[ X ] Definitive information statement

                        COMPUTER AUTOMATION SYSTEMS, INC.
         -----------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

         [X] No fee required.

         [ ] Fee computed on table below per Exchange Act Rules 14-c-5(g) and 0-11.

         (1) Title of each class of securities to which transaction applies:
         ________________________________________________

         (2) Aggregate number of securities to which transaction applies:__________________________________________________

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         _________________

         (4) Proposed maximum aggregate value of
         transaction:___________________________________________________________

         (5) Total fee paid:
         ______________________________________________________________________

         [ ] Fee paid previously with preliminary materials:__________________________________________________________________

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         ----------------------------------------------------------------------

         (1)  Amount Previously Paid:__________________________________________
         (2) Form, Schedule or Registration Statement
No:___________________________________________________________________

         (3)  Filing Party:         ___________________________________________

         (4)  Date Filed:           ___________________________________________



                              INFORMATION STATEMENT
                              RELATING TO NOTICE OF
                   WRITTEN CONSENT OF STOCKHOLDERS IN LIEU OF
                        A SPECIAL MEETING OF STOCKHOLDERS

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

TO OUR STOCKHOLDERS:

         This Information Statement has been filed with the Securities and Exchange Commission and is being mailed or otherwise furnished to the registered stockholders of Computer Automation Systems, Inc., a Nevada corporation ("CASI" or "Company") in connection with the prior approval by the board of directors of CASI, and receipt by the board of approval by written consent of the holders of a majority of CASI's outstanding shares of common stock, of resolutions to:

         1. Amend CASI's Articles of Incorporation in order to: o change our name to Kahuna Network Security, Inc.;
o increase the total number of authorized shares of common stock, from 15,000,000 shares to 200,000,000 shares; and o decrease the total number of authorized shares of preferred stock, from 5,000,000 shares to 1,000,000 shares.

         2. Approve a four-to-one reverse stock split of the common stock.

         On December 5, 2003, the board of directors of CASI adopted resolutions for the above referenced actions and adopting, subject to stockholder approval, the articles of amendment to our articles of incorporation and the four-to-one reverse stock split of our common stock. The holders of a majority of the outstanding shares of CASI common stock (6,264,333 shares or 54.7%) approved the corporate actions by written consent dated December 8, 2003. The attached Information Statement is being provided to you pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended. This Information Statement is being furnished by the board of directors of CASI, to the holders of the outstanding shares of CASI common stock, at the close of business on December 8, 2003, (the "Record Date"), in connection with the above stated corporate actions.

         Only stockholders of record at the close of business on the Record Date were entitled to notice of the foregoing actions. As of the Record Date, 12,000,000 shares of common stock were issued and outstanding. Each share of common stock held of record on the Record Date represent one vote for purposes of determining whether a majority of the issued and outstanding shares have approved and adopted the foregoing actions.

         There is no provision in the Nevada Revised Statutes or our Articles of Incorporation or Bylaws providing our stockholders with dissenters' right of appraisal to demand payment in cash for their shares of common stock in connection with the actions taken by the board of directors or shareholders.

         CASI will pay the expenses of furnishing this Information Statement, including the costs of preparing, assembling and mailing this Information Statement.

         The date of this Information Statement is December 29, 2003 and is first being mailed to stockholders on or about December 29, 2003.


BY ORDER OF THE BOARD OF DIRECTORS



//s//  JOE GRACE
Joe Grace, President


                                TABLE OF CONTENTS


INTRODUCTION                 .................................................1

QUESTIONS AND ANSWERS        .................................................2

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT..............................................3

RESOLUTION NO. 1 - AMENDMENT TO THE ARTICLES
         OF INCORPORATION: NAME CHANGE........................................4
     Reasons For Name Change .................................................4
     Effect of the Name Change................................................4
     Vote Required           .................................................4

RESOLUTION NO. 2 - AMENDMENT TO THE ARTICLES OF
         INCORPORATION: INCREASE IN THE NUMBER OF
         AUTHORIZED SHARES OF COMMON STOCK....................................4
     Reason for the Increase .................................................5
     Effect of the Increase  .................................................5
     Vote Required           .................................................5

RESOLUTION NO. 3 - AMENDMENT TO THE ARTICLES OF
         INCORPORATION: DECREASE IN THE NUMBER OF
         AUTHORIZED SHARES OF PREFERRED STOCK.................................6
     Reason for the Decrease .................................................6
     Effect of the Decrease  .................................................6
     Vote Required           .................................................6

RESOLUTION NO. 4 - REVERSE STOCK SPLIT........................................6
     Purpose And Effect Of Reverse Stock Split................................6
     Possible Disadvantages  .................................................6
     Effects of Reverse Stock Split...........................................7
     Stock Certificates and Fractional Shares.................................7
     Procedure for Implementing the Reverse Stock Split ......................7
     Federal Income Tax Consequences..........................................7
     Vote Required           .................................................8

DISSENTERS' RIGHTS           .................................................8

WHERE YOU CAN FIND MORE INFORMATION...........................................8




EXHIBIT A:        Form of Amendment to the Articles of Incorporation


                              INFORMATION STATEMENT
                           AND NOTICE OF ACTIONS TAKEN
                 BY WRITTEN CONSENT OF THE MAJORITY SHAREHOLDERS



                                December 29, 2003





                                  INTRODUCTION


         This Information Statement concerns corporate actions with respect to the following:

         1. the amendment of CASI's Articles of Incorporation in order to: o change our name to Kahuna Network Security, Inc.;
o increase the total number of authorized shares of common stock, from 15,000,000 shares to 200,000,000 shares; and o decrease the total number of authorized shares of preferred stock, from 5,000,000 shares to 1,000,000 shares.

         2. the approval of a four-to-one reverse stock split of the common stock.

The purpose of these corporate actions is to allow us flexibility in executing our business plan and to change our name to more accurately reflect our current business strategy. Upon the expiration of twenty (20) days after the mailing date of this Information Statement, we intend to effect the four-to-one reverse split and file an amendment to our articles of incorporation reflecting such actions.


                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY


                              QUESTIONS AND ANSWERS

         This Information Statement contains information related to certain corporate actions of the Company, and is expected to be mailed to shareholders on or about December 29, 2003.

What is the purpose of the Information Statement?

         This information statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934 to notify our shareholders as of the close of business on the Record Date of corporate actions taken pursuant to the consents of a majority of our shareholders.

         Of the 12,000,000 shares of common stock outstanding on December 8, 2003, stockholders owning 6,264,333 shares, or 57.4%, executed a written consent to action to take the following actions:

         1. Amend CASI's Articles of Incorporation to take the following actions: o change our corporate name to Kahuna Network Security, Inc.;
o increase the total amount of authorized shares of common stock, from 15,000,000 shares to 200,000,000 shares; and o decrease the total amount of authorized shares of preferred stock, from 5,000,000 shares to 1,000,000 shares.

         2. Approve a four-to-one reverse stock split of the common stock.

Why have the board of directors and the majority stockholders agreed to approve these actions?

         The board of directors believe these actions are in the best interests of CASI and its stockholders. We believe that our new corporate name better reflects our current business strategy, the increase in the number of authorized shares of common stock will enable us to effect our business strategy and provide flexibility in raising additional capital, the decrease in the number of shares of preferred stock will present a capital structure more acceptable to the market place, and the four-to-one reverse split will provide a more favorable capital structure.

Who is entitled to notice of these actions?

         Each outstanding share of common stock as of record on the close of business on the Record Date will be entitled to notice of each matter to be voted upon pursuant to consents or authorizations. Shareholders as of the close of business on the Record Date that hold a majority of our outstanding shares of common stock have voted in favor of each of the proposal.

         Under Nevada law, and our Articles of Incorporation and Bylaws, all the activities requiring shareholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the shareholders.

What am I being asked to approve?

         YOU ARE NOT BEING ASKED TO APPROVE ANYTHING. This Information Statement is being provided to you solely for your information. Because the written consent of the majority stockholders satisfies any applicable stockholder voting requirement of the Nevada Revised Statutes, our Articles of Incorporation and our By-Laws, we are not asking for a proxy and you are not requested to send one.

Why have CASI shareholders acting by written consent rather than holding a special meeting?

         In order to eliminate the costs and management time involved in holding a special meeting, our board of directors voted to utilize the written consent of CASI's majority shareholders.

When will the amendment to our articles of incorporation take effect?

         The approval by the majority shareholders will not become effective until 20 days from the date of mailing of this Information Statement to our shareholders. A copy of the amendment to our articles of incorporation is attached to this document as Exhibit A.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to the beneficial ownership of our common stock as of December 8, 2003 to show (i) each person known by CASI to beneficially own more than 5% of the outstanding shares of common stock, (ii) each of our directors, (iii) the chief executive officer and each of the named executive officers, and (iv) all directors and executive officers as a group. We believe that the beneficial owners of the common stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to such community property law where applicable.


          Name of Beneficial                     Shares Beneficially                   Percentage of Shares
                 Owner                                  Owned                           Beneficially Owned
Joe Grace                                                 0*                                    -

L. Edward Parker                                          0*                                    -

Michael Cherry                                        2,409,975                               21.1%

All  Directors  and Officers as a Group
(3 persons)                                           2,409,975                               21.1%

----------------

* As discussed in Resolution 2, Mr. Grace will be issued 4,000,000 shares, Mr. Parker will be issued 4,000,000 shares, and Mr. Cherry will be issued 1,000,000 shares for services rendered, which issuances are to be effected after the effective date of the amendment to the Articles of Incorporation. For purposes of this table, the shares are not shown as beneficially outstanding. As described in Resolution 2, upon filing the Articles of Amendment with the Nevada Secretary of State, the Company intends to issue 27,000,000 shares of common stock of which an aggregate of 9,000,000 shares are being issued to Messrs. Grace, Parker and Cherry. After giving effect to these issuances, there will be a total of 29,862,155 shares issued and outstanding and Mr. Grace will own 4,000,000 shares or 13.4%, Mr. Parker will own 4,000,000 shares or 13.4%, and Mr. Cherry will own 3,409,975 shares or 11.4%, and the officers and directors as a group would own 11,409,975 shares or 38.2%. No effect is given to the 2,500,000 shares of common stock the Company intends to issue in a capital transaction, as there is no assurance such transaction will be effected nor is any effect given to the 17,500,000 shares of common stock to be reserved for issuance upon exercise of warrants to be issued in connection with this capital raising transaction.



                                RESOLUTION NO. 1
             Amendment to the Articles of Incorporation: Name Change

         Our board of directors and stockholders holding a majority of the shares of CASI common stock have approved an amendment to our articles of incorporation to change our name from "Computer Automation Systems, Inc." to "Kahuna Network Security, Inc." The amended and restated Article I to the Articles of Incorporation is attached hereto as Exhibit A. The name change will become effective upon the filing of an amendment to our articles of incorporation with the Secretary of State of the State of Nevada, which is expected to occur as soon as is reasonably practicable on or after the twentieth
(20th) day following the mailing of this Information Statement to our stockholders.

Reasons for Name Change

         Stockholders holding a majority of the voting power of the Company believe that changing our corporate name is in the best interests of the Company and our stockholders to better reflect our new business focus. The Company has changed its business focus from a telecommunications systems integrator to engage in the development and distribution of network security software. The Company intends to provide small and medium sized enterprises with cutting-edge computer network security solutions to be developed internally or distributed pursuant to licenses or distributor agreements.

Effect of the Name Change

         The voting and other rights that accompany CASI's common stock will not be affected by the change in our corporate name. However, both our trading symbol, which is "CASX" and our CUSIP number will change as a result of the name change.

         Stockholders can exchange their stock certificates for new certificates representing the corporate name change and reverse stock split with Atlas Stock Transfer, Phone: (801) 266-7151 ("Transfer Agent"). They will issue stock certificates with our new name as stock certificates are sent in upon transfers of shares by our existing stockholders. Stockholders will not be required to pay a transfer or other fee in connection with the exchange of certificates.

Vote Required

         The affirmative vote of the holders of a majority of the outstanding shares of common stock is required for the approval of the amendment to our articles of incorporation. We have obtained this approval through the written consent of stockholders holding a majority of the outstanding voting shares of common stock. Therefore, a special meeting of the stockholders to approve the name change and the amendment to the articles of incorporation is unnecessary.


                                RESOLUTION NO. 2
              Amendment to the Articles of Incorporation: Increase
               in the Number of Authorized Shares of Common Stock

         Our board of directors and stockholders holding a majority of the shares of CASI common stock have approved the increase in the number of authorized shares of common stock that CASI may issue from 15,000,000 shares to 200,000,000 shares by means of an amendment to our articles of incorporation. The amended and restated Article IV to the Articles of Incorporation is attached hereto as Exhibit A. The increase in the shares of common stock authorized in order to accommodate the issuance of shares of common stock to effect business purposes. The increase in the shares of authorized common stock will become effective upon the filing of an amendment to our articles of incorporation with the Secretary of State of the State of Nevada, which is expected to occur as soon as is reasonably practicable on or after the twentieth (20th) day following the mailing of this Information Statement to our stockholders. Except as stated below, the Company has no other current plans to issue any shares of common stock.

         After giving effect to the four-to-one reverse split, there will be a total of 3,000,000 shares issued and outstanding. Upon the filing of the amendments to the Articles of Incorporation with the Nevada Secretary of State, the Company intends to issue a total of 27,000,000 shares of common stock to various third parties for services rendered. Of the shares to be issued, a total of 9,000,000 shares to be issued to Messrs. Grace, Parker and Cherry for services rendered as officers and directors of the Company. The balance of the shares of cmmon stock will be issued to various third party consultants for services that have been rendered in connection with pursuing the Company's business plan. Additionally, the Company intends to raise $500,000 in financing through the issuance of units consisting of a total of 2,500,000 shares of common stock and warrants providing for the issuance of up to 17,500,000 shares of common stock at various exercise prices. In the event that all the warrants issued as part of the units are exercised, the Company will raise an additional $11,000,000. This financing is a best efforts financing and there is no guaranty that any of the units to be sold in this Offering will be subscribed and the terms of such financing may be modified.

Reason for the Increase

         Our board of directors and a majority of our stockholders approved the amendment to our articles of incorporation in order to provide better flexibility in raising additional capital in the future. Among other things, the increase in the number of shares of common stock will make available shares of common stock for future activities that are consistent with our growth strategy, including, without limitation, completing financings, establishing strategic relationships with corporate partners, acquiring or investing in complementary businesses or products, providing equity incentives to employees, or effecting stock splits or stock dividends.

         Current holders of common stock have no preemptive rights, which means that current stockholders do not have prior rights to purchase any new issue of common stock in order to maintain their current ownership. The issuance of additional shares of common stock will decrease the proportionate equity ownership of current shareholders and, depending upon the price paid for such additional shares, could result in dilution to current stockholders.

         The proposed amendment could, under certain circumstances, have an anti-takeover effect, although this is not the intention of the Company. For example, the substantial increase in the number of authorized shares could help management frustrate efforts of shareholders seeking to remove management, could have the effect of limiting shareholders participation in transactions such as mergers or tender offers, regardless of whether those transactions are favored by incumbent management. In addition, the board of directors will have the ability to issue shares privately in transactions that could frustrate proposed mergers, tender offers or other transactions, even if those transactions are at substantial market premiums and are favored by a majority of independent shareholders. Such an issuance of shares of common stock would increase the number of outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of the company.

Effect of the Increase

         Upon the filing of the amendment to our articles of incorporation, as a general matter, approval from the stockholders will not be required to issue any newly-authorized shares, except as otherwise required by law or applicable rules of any market upon which our common stock may trade.

Vote Required

         The affirmative vote of the holders of a majority of the outstanding shares of common stock is required for the approval of the amendment to our articles of incorporation. We have obtained this approval through the written consent of stockholders holding a majority of the outstanding voting shares of common stock. Therefore, a special meeting of the stockholders to approve the name change and the amendment to the articles of incorporation is unnecessary.

                                RESOLUTION NO. 3
              Amendment to the Articles of Incorporation: Decrease in the Number of Authorized Shares of Preferred Stock

         Our board of directors and stockholders holding a majority of the shares of CASI common stock have approved the decrease in the number of authorized shares of preferred stock that CASI may issue from 5,000,000 shares to 1,000,000 shares by means of an amendment to our articles of incorporation. The amended and restated Article IV to the Articles of Incorporation is attached hereto as Exhibit A. The decrease in the shares of authorized preferred stock will become effective upon the filing of an amendment to our articles of incorporation with the Secretary of State of the State of Nevada, which is expected to occur as soon as is reasonably practicable on or after the twentieth
(20th) day following the mailing of this Information Statement to our stockholders.

Reason for the Decrease

         Our board of directors and a majority of our stockholders approved the amendment to our articles of incorporation whereby we decrease the authorized shares of preferred stock to 1,000,000 from 5,000,000. We believe this provides us with a more flexible capital structure.

Effect of the Decrease

         There are currently no shares of preferred stock outstanding. Upon the filing of the amendment to our articles of incorporation, as a general matter, approval from the stockholders will not be required to issue any newly-authorized shares, except as otherwise required by law or applicable rules of any market upon which our common stock may trade.

Vote Required

         The affirmative vote of the holders of a majority of the outstanding shares of common stock is required for the approval of the amendment to our articles of incorporation. We have obtained this approval through the written consent of stockholders holding a majority of the outstanding voting shares of common stock. Therefore, a special meeting of the stockholders to approve the name change and the amendment to the articles of incorporation is unnecessary.


                                RESOLUTION NO. 4
                              Reverse Stock Split

         Our board of directors and the stockholders holding a majority of the shares of CASI common stock have approved the four-to-one reverse stock split. The reverse stock split will become effective on the twentieth (20th) day following the mailing of this Information Statement to our stockholders.

Purpose and Effect of Reverse Stock Split

         The board of directors and shareholders of CASI have adopted the four-to-one reverse stock split in order to improve the capitalization of the Company. There can be no assurance, however, that the trading market for our common stock will be improved, nor can the board of directors predict what effect, if any, the reverse split will have on the market price of our common stock.

Possible Disadvantages

         The liquidity of our common stock may be adversely affected by the reduced number of shares outstanding after the reverse stock split. The reverse stock split will cause the number of "odd-lot" holders to go up and cause the number of "round-lot" holders of the common stock to go down. An odd-lot is fewer than 100 shares. The number of round-lot holders is a common measure of a stock's distribution, and a lower number may reflect more negatively on our shares. In addition, the new odd-lot holders may become reluctant to trade their shares because of any stigma or higher commissions associated with odd-lot trading. Stockholders who hold odd-lots may experience an increase in the cost of selling their shares and may have greater difficulty in making sales. This may negatively impact the average trading volume and thereby diminish interest in the common stock by some investors and advisors.

         Notwithstanding these potential disadvantages, the board of directors believe that the reverse stock split is in the best interest of CASI for the reasons set forth above.

Effects of Reverse Stock Split

         The reverse stock split will be effected on the twentieth (20th) day following the mailing of this Information Statement to our stockholders. No filing is required to be made with the Secretary of State of the State of Nevada to effect the reverse stock split.

         After giving effect to the foregoing modifications to the number of authorized and issued shares and the par value thereof, all other designations, powers, preferences and relative participating, optional or other special rights and the qualifications, limitations and restrictions thereof in respect of each class of capital stock of the Company shall remain as in effect immediately prior to the filing of the amendment to our articles of incorporation.

         Since the proportion of authorized shares to issued and outstanding shares is not being affected by the reverse stock split, the reverse stock split is not expected to create any additional anti-takeover measures which the board of directors could use to thwart anti-takeover efforts by outsiders. The board of directors is not aware of any such current takeover efforts, and the reverse split is not being proposed as an anti-takeover measure.

Stock Certificates and Fractional Shares

         Any shareholder who owns four or fewer common shares will receive one share. This reverse stock split will reduce the number of issued and outstanding common shares from 12,000,000 to 3,000,000 common shares and have no effect on the authorized number of shares.

         Stockholders will be required to exchange their stock certificates for new certificates representing the shares of common stock after giving effect to the reverse stock split with our Transfer Agent. Stockholders will not be required to pay a transfer or other fee in connection with the exchange of certificates.

Procedure for Implementing the Reverse Stock Split

         In connection with the reverse stock split, four shares of pre-split outstanding CASI common stock will be exchanged for one share of common stock. Post-split shares of our common stock may be obtained by surrendering certificates representing shares of pre-split common stock to our Transfer Agent. To determine the number of shares of our common stock issuable to any record holder, the total number of shares represented by all of the certificates issued in the name of that record holder held in each account as set forth on the records of the Transfer Agent on the date upon which the split becomes effective will be divided by 4.

         We will not issue any certificates representing fractional shares of CASI common stock in the transaction, while retaining the current par value of $0.001. Any resulting fractional shares shall be rounded up to the nearest whole number. Upon surrender to the Transfer Agent of the share certificate(s) representing shares of pre-split common stock and the applicable transfer fee payable by the holder, the holder will receive a share certificate representing the appropriate number of shares of our common stock.

Federal Income Tax Consequences

         The following discussion generally describes certain federal income tax consequences of the reverse stock split to our stockholders. The following does not address any foreign, state, local tax or alternative minimum income, or other federal tax consequences of the proposed reverse stock split. The actual consequences for each stockholder will be governed by the specific facts and circumstances pertaining to such stockholder's acquisition and ownership of the common stock. Each stockholder should consult his or her accountants for more information in this regard.

         We believe that the reverse stock split will qualify as a "recapitalization" under Section 368(a)(1)(E) of the Code or as a stock-for-stock exchange under Section 1036(a) of the Code. As a result, no gain or loss should be recognized by CASI or its stockholders in connection with the reverse stock split. A stockholder's aggregate tax basis in his or her shares of post-reverse stock split common stock received from the Company will be the same as his or her aggregate tax basis in the pre-reverse stock split common stock exchanged therefor. The holding period of the post-reverse stock split common stock surrendered in exchange therefor will include the period for which the shares of pre-reverse stock split common stock were held, provided all such common stock was held as a capital asset on the date of the exchange.

         This summary is provided for general information only and does not purport to address all aspects of the possible federal income tax consequences of the reverse stock split and is not intended as tax advice to any person. In particular, and without limiting the foregoing, this summary does not consider the federal income tax consequences to stockholders of the Company in light of their individual investment circumstances or to holders subject to special treatment under the federal income tax laws (such as life insurance companies, regulated investment companies and foreign taxpayers).

         No ruling from the Internal Revenue Service or opinion of counsel has been or will be obtained regarding the federal income tax consequences to the stockholders of the Company as a result of the reverse stock split. Accordingly, each stockholder is encouraged to consult his or her tax advisor regarding the specific tax consequences of the proposed transaction to such stockholder, including the application and effect of state, local and foreign income and other tax laws.

Vote Required

         The affirmative vote of the holders of a majority of the outstanding shares of common stock is required for a reverse stock split. We have obtained this approval through the written consent of stockholders holding a majority of the outstanding voting shares of its common stock. Therefore, a special meeting of the stockholders to approve the reverse stock split will not take place for this purpose.


                               DISSENTER'S RIGHTS

         Neither Nevada law nor our Articles of Incorporation or By-laws provide our stockholders with dissenters' rights in connection with the reverse stock split or the amendment to our articles of incorporation. This means that no stockholder is entitled to receive any cash or other payment as a result of, or in connection with the reverse stock split or the amendment to our articles of incorporation, even if a stockholder has not been given an opportunity to vote with respect thereto.

                           WHERE YOU CAN FIND ADDITIONAL INFORMATION

         We are subject to the informational requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information with the SEC. Reports, proxy statements and other information filed by us can be inspected and copied at the public reference facilities at the SEC's office at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Copies of such material can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, at prescribed rates or by calling the SEC at 1-800-SEC-0330. Such material may also be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov.

                       BY ORDER OF THE BOARD OF DIRECTORS

                                                     /s//   JOE GRACE

                                                     Joe Grace
                                                     President


                                    EXHIBIT A


               Form of Amendment to the Articles of Incorporation


- ARTICLE I Name. The name of the corporation is "Kahuna Network Security, Inc." (hereinafter, the "Corporation")

- ARTICLE IV Common Capitalization. The Corporation shall have the authority to issue 200,000,000 shares of common voting stock having a par value of one mill ($0.001) per share. All common voting stock of the Corporation shall be of the same class and shall have the same rights and preferences. Fully paid shares of common stock of the Corporation shall not be liable for further call or assessment. The authorized shares shall be issued at the discretion of the Board of Directors of the Corporation.

         Preferred Capitalization. The Corporation shall also have authority to issue 1,000,000 shares of preferred stock having a par value of one mill ($0.001) per share. The Board of Directors shall, by resolution and without further approval of the stockholders of the Corporation, prescribe the classes, series and the number of each class or series of such preferred stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of each such class or series.